                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   May 3, 2002
                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
                             AP EAGLE FINANCE CORP.
           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

         Delaware                    1-13692                  23-2787918
         Delaware                    1-13692                  23-3077318
(STATE OR OTHER JURISDICTION       (COMMISSION             (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NO.)             IDENTIFICATION NO.)

                                460 N. Gulph Road
                       King of Prussia, Pennsylvania 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         5.1      Legal Opinion of Morgan, Lewis & Bockius LLP

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       AMERIGAS PARTNERS, L.P.
                                       (Registrant)

                                       By:  AmeriGas Propane, Inc.,
                                               its general partner

     Date:  May 3, 2002                By:  /s/ Robert H. Knauss
                                            ------------------------------
                                            Robert H. Knauss
                                            Vice President,Law



                                       AP EAGLE FINANCE CORP.
                                       (Registrant)

     Date:  May 3, 2002                By:  /s/ Robert H. Knauss
                                            ------------------------------
                                            Robert H. Knauss
                                            Vice President,Law
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                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION
     5.1                   Legal Opinion of Morgan, Lewis & Bockius LLP